UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

CEDAR FAIR, L.P.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

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PRELIMINARY COPY – SUBJECT TO COMPLETION, DATED MARCH 29, 2011

One Cedar Point Drive

Sandusky, Ohio 44870-5259

[•], 2011

Dear Fellow Unitholder:

A special meeting of unitholders (the “Special Meeting”) of Cedar Fair, L.P. (the “Company”) will be held on [•] at [•] a.m. (Eastern Daylight Time) at [•]. The Special Meeting is being called by resolution of the board of directors (the “Board of Directors” or the “Board”) of Cedar Fair Management, Inc., the general partner of the Company (the “General Partner”), as a result of the delivery to the Company by Q Funding III, L.P. and Q4 Funding, L.P. (together with Geoffrey Raynor, “Q Investments”), of a written request to call a Special Meeting of the Company.

The purpose of the Special Meeting is to consider three proposals relating to the right of unitholders to nominate directors for election to the Board of Directors, two of which are proposed by the Board of Directors and one of which is proposed by Q Investments. All of the proposals are more fully addressed in the Company’s notice and proxy statement attached to this letter. We encourage you to read the Company’s materials carefully, and then vote the enclosed WHITE proxy card.

Our Board of Directors understands that unitholders may desire to have the right to nominate directors for election to the Board of Directors. However, neither the regulations of the General Partner nor our limited partnership agreement currently permits unitholders to nominate directors for election to the Board of Directors. Given the governance structure of the General Partner and the Company, the regulations of the General Partner must be amended in order to give unitholders the right to nominate directors for election to the Board of Directors. Therefore, and as an alternative to the Q Investments Proposal (Proposal 3) described below, the Board of Directors is submitting two related proposals that, if approved, would give unitholders the right to nominate directors for election to the Board of Directors. Specifically, the two proposals submitted by the Board of Directors, if approved, will (i) amend the regulations of the General Partner to permit the limited partnership agreement to include a provision giving unitholders the right to nominate directors for election to the Board of Directors (“Proposal 1”) and (ii) amend our limited partnership agreement to establish certain procedures and information requirements pursuant to which unitholders can nominate directors for election to the Board of Directors (“Proposal 2” and, together with Proposal 1, the “Board Proposals”). The Board of Directors makes no recommendation with respect to the Board Proposals (Proposal 1 and Proposal 2). The Board of Directors has submitted these proposals for the purpose of providing unitholders with an opportunity to vote on proposals that are compliant with the governance structure of the Company and the General Partner and that, if approved, would effectively establish the right of unitholders to nominate directors for election to the Board of Directors.

Also on the agenda for the Special Meeting is a proposal from Q Investments (“Proposal 3” or the “Q Investments Proposal”) that seeks to amend our limited partnership agreement to give unitholders the right to nominate directors for election to the Board of Directors. However, the Q Investments Proposal (Proposal 3) is solely an amendment of our limited partnership agreement. The Q Investments Proposal (Proposal 3) does not include the required amendment to the regulations of the General Partner and, therefore, would be ineffective to accomplish the goal of giving unitholders the right to nominate directors for election to the Board of Directors. In addition, the Q Investments Proposal (Proposal 3) does not include the procedures and information requirements contained in Proposal 2, which the Board of Directors believe are necessary to ensure that unitholders exercise the right to nominate directors for election to the Board of Directors in an orderly, organized and uniform manner. As a result, the Board of Directors opposes the Q Investments Proposal (Proposal 3).

For the reasons described in the attached proxy statement, the Board of Directors makes no recommendation with respect to the Board Proposals (Proposal 1 and Proposal 2) and recommends that you vote AGAINST the Q Investments Proposal (Proposal 3) on the enclosed WHITE proxy card today. We urge you to join the Board of Directors in opposing the Q Investments Proposal (Proposal 3).

Enclosed are a notice of matters to be voted on at the Special Meeting, our proxy statement and a WHITE proxy card. The attached proxy statement provides you with detailed information about the Special Meeting. We encourage you to read the entire proxy statement carefully. You may also obtain more information about the Company from documents we have filed with the Securities and Exchange Commission.

Your vote is important regardless of the number of units that you own. The Board of Directors urges you to sign, date and deliver the enclosed WHITE proxy, as promptly as possible, in the enclosed postage-paid reply envelope, or submit your proxy by telephone or the Internet. Instructions regarding Internet and telephone voting are included on the WHITE proxy card (or, if applicable, in your electronic delivery notice). If you have any questions or need assistance in voting your units, please contact our proxy solicitor, Morrow & Co., LLC, toll-free at (800) 206-5879.

I can assure you that your Board of Directors and management will continue to act in the best interest of all of the Company’s unitholders. Thank you in advance for your cooperation and continued support.

Sincerely,

CEDAR FAIR MANAGEMENT, INC.

Richard L. Kinzel

President and Chief Executive Officer

Neither the Securities and Exchange Commission nor any state securities regulatory agency has passed upon the adequacy or accuracy of the disclosure in this document. Any representation to the contrary is a criminal offense.

The proxy statement is dated [•], 2011 and is first being mailed to unitholders on or about [•], 2011.

One Cedar Point Drive

Sandusky, Ohio 44870-5259

NOTICE OF SPECIAL MEETING OF LIMITED PARTNER UNITHOLDERS

TO BE HELD ON [•], 2011

This notice and the attached proxy statement are being furnished to the unitholders of Cedar Fair, L.P., a Delaware limited partnership (the “Company”), in connection with the upcoming special meeting of unitholders (the “Special Meeting”) and the related solicitation of proxies by the Board of Directors (the “Board of Directors” or the “Board”) of Cedar Fair Management, Inc., the general partner of the Company (the “General Partner”), from holders of outstanding units of the Company for use at the Special Meeting and at any adjournment or postponement thereof. In this notice and the attached proxy statement, all references to “we,” “our” and “us” refer to the Company, except as otherwise provided.

The purpose of the Special Meeting is to consider the three proposals described in the attached proxy statement relating to the right of unitholders to nominate directors for election to the Board of Directors, two of which are proposed by the Board of Directors and one of which is proposed by Q Funding III, L.P. and Q4 Funding, L.P. (together with Geoffrey Raynor, “Q Investments”).

NOTICE IS HEREBY GIVEN that a Special Meeting of the Company will be held on [•], 2011 at [•] a.m. (Eastern Daylight Time) at [•]. All unitholders of record on [•], 2011 are invited to attend the Special Meeting. The Special Meeting is called for the following purposes:

1.

To consider and vote upon a proposal from the Board of Directors to amend the Regulations of the General Partner (the “Regulations”) to amend and restate Section 14 of the Regulations in order to provide that the Company’s Fifth Amended and Restated Agreement of Limited Partnership (the “Partnership Agreement”) may include a provision giving unitholders the right to nominate directors for election to the Board of Directors, which amendment is more fully described in the attached proxy statement (“Proposal 1”).

The Board of Directors makes no recommendation with respect to this proposal.

2.

To consider and vote upon a proposal from the Board of Directors to amend the Partnership Agreement to add a new subsection at the end of Section 6.2 of the Partnership Agreement that would establish certain procedures and information requirements pursuant to which unitholders can exercise the right to nominate directors for election to the Board of Directors, which amendment is more fully described in the attached proxy statement (“Proposal 2” and, together with Proposal 1, the “Board Proposals”).

The Board of Directors makes no recommendation with respect to this proposal.

3.

To consider and vote upon a proposal from Q Investments to amend the Partnership Agreement to add a new subsection at the end of Section 6.2 of the Partnership Agreement that would give unitholders the explicit right to nominate directors for election to the Board of Directors, which amendment is more fully described in the attached proxy statement (“Proposal 3” or the “Q Investments Proposal”).

The Board of Directors recommends a vote AGAINST this proposal.

4.	To consider and vote upon such other business as may be properly presented at the meeting or any adjournment or adjournments thereof.

Only limited partners that held units as of the close of business on [•], 2011, are entitled to notice of, and to vote at, the Special Meeting and at any adjournments or postponements of the Special Meeting.

With respect to Proposal 1, pursuant to the terms of the Regulations, Proposal 1 must be approved by the holders of eighty percent (80%) of the outstanding units of the Company entitled to vote. With respect to Proposal 2, pursuant to the terms of the Partnership Agreement, Proposal 2 must be approved by both the General Partner and the holders of a majority of the outstanding units of the Company entitled to vote. However, because the Regulations must be amended in order to permit unitholders to have the right to nominate directors for election to the Board of Directors, the General Partner will only approve Proposal 2 if both the Board Proposals (Proposal 1 and Proposal 2) are approved by the respective requisite vote of unitholders. Unitholders should note that they will not have the right to nominate directors for election to the Board of Directors unless both Proposal 1 and Proposal 2 are approved by unitholders as set forth above.

With respect to the Q Investments Proposal (Proposal 3), the proposed amendment to the Partnership Agreement must be approved by both the General Partner and the holders of a majority of the outstanding units of the Company entitled to vote. As noted above, the Regulations must be amended in order to permit unitholders to have the right to nominate directors for election to the Board of Directors. However, the Q Investments Proposal (Proposal 3) is solely an amendment of our Partnership Agreement. Therefore, the Q Investments Proposal (Proposal 3) would be ineffective to accomplish the goal of giving unitholders the right to nominate directors for election to the Board of Directors unless Proposal 1 to amend the Regulations is also approved. Furthermore, the Q Investments Proposal (Proposal 3) to amend the Partnership Agreement lacks the basic procedural and informational requirements included in Proposal 2. Without these basic procedural and informational requirements, unitholder nominations of directors for election to the Board of Directors could be made in a disorganized manner that is not in the best interests of unitholders. For the foregoing reasons, the General Partner does not intend to approve the Q Investments Proposal (Proposal 3) regardless of the outcome of the vote of unitholders with respect to Q Investments Proposal (Proposal 3) or the Board Proposals (Proposal 1 and Proposal 2).

Even if you plan to attend the Special Meeting in person, we request that you complete, sign, date and return the enclosed WHITE proxy or submit your proxy by telephone or the Internet prior to the Special Meeting to ensure that your units will be represented at the Special Meeting if you are unable to attend. If you fail to return your WHITE proxy card or fail to submit your proxy by telephone or the Internet, your units will not be counted for purposes of determining whether a quorum is present at the meeting and will have the same effect as a vote against the Board Proposals (Proposal 1 and Proposal 2) and a vote against the Q Investments Proposal (Proposal 3). If you are a unitholder of record, voting in person at the meeting will revoke any proxy previously submitted. If your units are held in “street name,” which means your units are held of record by a broker, bank or other nominee you should follow the voting instructions provided by your broker, bank or other nominee.

Please note that Q Investments intends to solicit proxies for use at the Special Meeting to vote in favor of the Q Investments Proposal (Proposal 3). We do not believe this is in your best interest. You may receive proxy solicitation materials from Q Investments, including an opposition proxy statement and proxy card. THE BOARD OF DIRECTORS MAKES NO RECOMMENDATION WITH RESPECT TO THE BOARD PROPOSALS (PROPOSAL 1 AND PROPOSAL 2) AND RECOMMENDS A VOTE “AGAINST” THE Q INVESTMENTS PROPOSAL (PROPOSAL 3) AND URGES YOU NOT TO SIGN OR RETURN OR VOTE ANY PROXY CARD SENT TO YOU BY Q INVESTMENTS. Even if you have previously signed a green proxy card sent by Q Investments, you have the right to change your vote by telephone or by Internet by following the instructions on the WHITE proxy card or by signing, dating and returning the enclosed WHITE proxy card in the postage-paid envelope provided. Only the latest dated proxy card you vote will be counted. We urge you to disregard any proxy card sent to you by Q Investments.

Attendance at the Special Meeting is limited to unitholders. To gain admittance, you must present valid photo identification, such as a driver’s license or passport. If you hold units in “street name” (that is, through a broker, bank or other nominee) and would like to attend the Special Meeting, you will need to bring an account statement or other acceptable evidence of ownership of the units as of the close of business on [•], 2011, the record date, and valid photo identification. If you are the representative of a corporate or institutional unitholder, you must present valid photo identification along with proof that you are the representative of such unitholder. In addition, if you would like to attend the Special Meeting and vote in person, in order to vote, you must contact the person in whose name your units are registered, obtain a proxy from that person and bring it to the Special Meeting. The use of cell phones, PDAs, pagers, recording and photographic equipment, camera phones and/or computers is not permitted in the meeting rooms at the Special Meeting.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF UNITS YOU OWN. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN, AS PROMPTLY AS POSSIBLE, THE ENCLOSED WHITE PROXY CARD IN THE ACCOMPANYING REPLY ENVELOPE, OR SUBMIT YOUR PROXY BY TELEPHONE OR THE INTERNET. ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE BY NOTIFYING OUR SECRETARY IN WRITING OF THE REVOCATION, BY DELIVERY OF A LATER-DATED PROXY, BY USING THE TOLL-FREE TELEPHONE NUMBER OR INTERNET WEBSITE ADDRESS OR BY VOTING IN PERSON AT THE SPECIAL MEETING.

If you have any questions about this proxy or require assistance in voting your units on the WHITE proxy card, or need additional copies of the Company’s proxy materials, please contact: Morrow & Co., LLC, at (203) 658-9400 or toll free at (800) 206-5879.

CEDAR FAIR MANAGEMENT, INC.

Richard L. Kinzel

President and Chief Executive Officer

Sandusky, Ohio

[•], 2011

ABOUT THE SPECIAL MEETING

General

We are sending you this proxy statement as part of a solicitation of proxies by the Board of Directors (the “Board of Directors” or the “Board”) of Cedar Fair Management, Inc. (the “General Partner”) for use at the upcoming special meeting of unitholders of Cedar Fair, L.P. (the “Company”) and at any adjournment or postponement thereof (the “Special Meeting”). We anticipate that this proxy statement and the accompanying WHITE proxy card will first be mailed to the unitholders of the Company on or about [•], 2011.

Time and Place

The Special Meeting will be held at [•], on [•], 2011, at [•] a.m. (Eastern Daylight Time). All unitholders of record on [•], 2011 are invited to attend the Special Meeting.

Matters to be Considered

At the Special Meeting, unitholders will be asked to consider and vote upon three proposals relating to the right of unitholders to nominate directors for election to the Board of Directors, two of which are proposed by the Board of Directors and one of which is proposed by Q Funding III, L.P. and Q4 Funding, L.P. (together with Geoffrey Raynor, “Q Investments”). At the Special Meeting, the limited partners will be asked:

1.

To consider and vote upon a proposal from the Board of Directors to amend the Regulations of the General Partner (the “Regulations”) to amend and restate Section 14 of the Regulations in order to provide that the Company’s Fifth Amended and Restated Agreement of Limited Partnership (“Partnership Agreement”) may include a provision giving unitholders the right to nominate directors for election to the Board of Directors, which amendment is more fully described in this proxy statement (“Proposal 1”).

The Board of Directors makes no recommendation with respect to this proposal.

2.

To consider and vote upon a proposal from the Board of Directors to amend the Partnership Agreement to add a new subsection at the end of Section 6.2 of the Partnership Agreement that would establish certain procedures and information requirements pursuant to which unitholders can exercise the right to nominate directors for election to the Board of Directors, which amendment is more fully described in this proxy statement (“Proposal 2” and, together with Proposal 1, the “Board Proposals”).

The Board of Directors makes no recommendation with respect to this proposal.

3.

To consider and vote upon a proposal from Q Investments to amend the Partnership Agreement to add a new subsection at the end of Section 6.2 of the Partnership Agreement that would give unitholders the explicit right to nominate directors for election to the Board of Directors, which amendment is more fully described in this proxy statement (“Proposal 3” or the “Q Investments Proposal”).

The Board of Directors recommends a vote AGAINST this proposal.

4.	To consider and vote upon such other business as may be properly presented at the meeting or any adjournment or adjournments thereof.

The primary purpose of your Board’s proxy solicitation is to seek your votes on the Board Proposals (Proposal 1 and Proposal 2) and AGAINST the Q Investments Proposal (Proposal 3). Your Board makes no recommendation regarding whether you should vote for or against the Board Proposals (Proposal 1 and Proposal 2). The Board of Directors has submitted these proposals for the purpose of providing unitholders with an opportunity to vote on proposals that are compliant with the governance structure of the Company and the General Partner and that, if approved, would effectively establish the right of unitholders to nominate directors for election to the Board of Directors. The Board is not aware of any other matters to be presented other than those described in this proxy statement.

Important Notice Regarding Availability of Proxy Materials For the Unitholders Meeting to be held [•], 2011

The proxy solicitation statement and our annual report on Form 10-K are available free of charge at www.cedarfair.com.

Record Date; Voting Right; Quorum; Vote Required

The Board of Directors has fixed the close of business on [•], 2011, as the record date for unitholders entitled to notice of and to vote at the Special Meeting. Only holders of record of units on the record date are entitled to notice of the Special Meeting and to vote at the Special Meeting. Each holder of record of units of the Company as of the record date is entitled to cast one vote per unit on each of the proposals.

The presence in person or by proxy of holders of a majority of the issued and outstanding units entitled to vote at the Special Meeting will constitute a quorum for the transaction of any business. In case a quorum is not present, the vote of the holders of a majority of the units present at the Special Meeting in person or represented by proxy may adjourn the Special Meeting (without notice other than an announcement at the time of the adjournment of the date, time and place of the adjourned meeting) to another date, but no other business may be transacted at the Special Meeting.

With respect to Proposal 1, pursuant to the terms of the Regulations, Proposal 1 must be approved by the holders of eighty percent (80%) of the outstanding units of the Company entitled to vote. With respect to Proposal 2, pursuant to the terms of the Partnership Agreement, Proposal 2 must be approved by both the General Partner and the holders of a majority of the outstanding units of the Company entitled to vote. However, because the Regulations must be amended in order to permit unitholders to have the right to nominate directors for election to the Board of Directors, the General Partner will only approve Proposal 2 if both the Board Proposals (Proposal 1 and Proposal 2) are approved by the respective requisite vote of unitholders. Unitholders should note that they will not have the right to nominate directors for election to the Board of Directors unless both Proposal 1 and Proposal 2 are approved by unitholders as set forth above.

With respect to the Q Investments Proposal (Proposal 3), the proposed amendment to the Partnership Agreement must be approved by both the General Partner and the holders of a majority of the outstanding units of the Company entitled to vote. As noted above, the Regulations must be amended in order to permit unitholders to have the right to nominate directors for election to the Board of Directors. However, the Q Investments Proposal (Proposal 3) is solely an amendment of our Partnership Agreement. Therefore, the Q Investments Proposal (Proposal 3) would be ineffective to accomplish the goal of giving unitholders the right to nominate directors for election to the Board of Directors unless Proposal 1 to amend the Regulations is also approved. Furthermore, the Q Investments Proposal (Proposal 3) to amend the Partnership Agreement lacks the basic procedural and informational requirements included in Proposal 2. Without these basic procedural and informational requirements unitholder nominations of directors for election to the Board of Directors could be made in a disorganized manner that is not in the best interests of unitholders. For the foregoing reasons, the General Partner does not intend to approve the Q Investments Proposal (Proposal 3) regardless of the outcome of the vote of unitholders with respect to Q Investments Proposal (Proposal 3) or the Board Proposals (Proposal 1 and Proposal 2).

Abstentions will be counted for purposes of establishing a quorum at the Special Meeting, will be counted as votes cast and will have the effect of a vote against the Board Proposals (Proposal 1 and Proposal 2) and against the Q Investments Proposal (Proposal 3). Broker non-votes will be counted for purposes of establishing a quorum but will not be counted as votes cast and will have the effect of a vote against the Board Proposals (Proposal 1 and Proposal 2) and against the Q Investments Proposal (Proposal 3).

As of March 23, 2011, there were approximately 55,345,716 units outstanding and entitled to vote at the Special Meeting, held by approximately 7,500 holders of record. As of March 23, 2011, the Board of Directors and executive officers of the General Partner and their affiliates beneficially owned 1,752,955 units (which includes 172,800 vested options), or approximately 3.1% of the total units outstanding on that date. See “Security Ownership of Certain Beneficial Owners and Management.”

Attendance and Voting Process

Only unitholders of record or their duly authorized proxies have the right to attend the Special Meeting. To gain admittance, you must present valid photo identification, such as a driver’s license or passport. If you hold units in “street name” (that is, through a broker, bank or other nominee) please bring to the Special Meeting an account statement or other acceptable evidence of ownership of the units as of the close of business on [•], 2011, the record date, and valid photo identification. If you are the representative of a corporate or institutional unitholder, you must present valid photo identification along with proof that you are the representative of such unitholder. Please note that cell phones, PDAs, pagers, recording and photographic equipment, camera phones and/or computers will not be permitted at the Special Meeting.

You may vote in person at the Special Meeting or through a proxy. However, even if you plan to attend the Special Meeting in person, the Board urges you to submit your vote as soon as possible by mail, telephone or the Internet. The telephone and Internet voting procedures are designed to authenticate votes cast by use of a personal identification number. These procedures allow unitholders to appoint a proxy to vote their units and to confirm that their instructions have been properly recorded. Instructions for voting by telephone and over the Internet are included on the WHITE proxy card. All of the Company’s units represented by proxies properly received prior to or at the Special Meeting and not revoked will be voted in accordance with the instructions indicated in the proxies.

If you hold units indirectly in a stock brokerage account, bank or other nominee you are considered to be the beneficial owner of units held in “street name” and these proxy materials are being forwarded to you by your broker, bank or other nominee. If your units are held in “street name,” you will receive instructions from your broker, bank or other nominee that you must follow in order to have your units voted. Your broker may have procedures that will permit you to vote by telephone or electronically through the Internet. As the beneficial owner of the units, you have the right to give voting instructions to the broker holding the units. If the beneficial owner does not provide voting instructions then, under the rules of the New York Stock Exchange, the broker who holds units in “street name” has the discretionary authority to vote on “routine” proposals. However, brokers are precluded from exercising the discretionary authority to vote with respect to non-“routine” proposals. None of the items on the agenda at the Special Meeting are considered “routine” under the rules and interpretations of the New York Stock Exchange. As a result, absent specific voting instructions from the beneficial owner of units, brokers will not be empowered to vote those units, referred to generally as “broker non-votes.” “Broker non-votes” will be counted as present for purposes of determining a quorum and will be treated as units present at the Special Meeting in person or by proxy. “Broker non-votes” will have the same effect as a vote against the Board Proposals (Proposal 1 and Proposal 2) and against the Q Investments Proposal (Proposal 3).

Any proxy given on the accompanying form through the Internet or telephone may be revoked by the person giving it at any time before it is voted. Proxies may be revoked, or the votes reflected in the proxy changed, by delivering to the Corporate Secretary a written notice of revocation at One Cedar Point Drive, Sandusky, Ohio 44870, by submitting a properly executed later-dated proxy to our Corporate Secretary at One Cedar Point Drive, Sandusky, Ohio 44870, before the vote is taken at the Special Meeting or attending the Special Meeting and voting in person. If your units are voted through your broker, bank or other nominee, you must follow directions received from your broker, bank or other nominee to change your voting instructions.

Solicitation of Proxies

This proxy solicitation by the Company is being made and paid for by the Company on behalf of the Board of Directors. In addition, we have retained Morrow & Co., LLC to assist in the solicitation. We will pay Morrow & Co., LLC a fee of approximately $150,000 as compensation for its services plus reimbursement for its related out-of-pocket expenses. Our directors, officers and employees may also solicit proxies by personal interview, mail, e-mail, telephone or facsimile. These persons will not be paid additional remuneration for their efforts. We will also request brokers, banks and other nominees to forward proxy solicitation materials to the beneficial owners of the Company’s units that the brokers, banks or other nominees hold of record. Upon request, we will reimburse them for their reasonable out-of-pocket expenses. The Company will not pay or reimburse the costs incurred by Q Investments in its solicitation of proxies for use at the Special Meeting.

Questions and Additional Information

If you have more questions about the proposals or if you would like additional copies of this document you should call or write:

Morrow & Co., LLC

470 West Avenue

Stamford, CT 06902

Please call: (203) 658-9400 or

Call toll free at: (800) 206-5879

QUESTIONS AND ANSWERS ABOUT THIS PROXY SOLICITATION

The following questions and answers are intended to address briefly some commonly asked questions regarding this proxy solicitation and the special meeting. These questions may not address all questions that may be important to you as a unitholder. Please refer to the more detailed information contained elsewhere in this proxy statement, which you should read carefully.

Q: Who is making this solicitation?

A: Your Board of Directors.

Q: When and where is the Special Meeting?

A: The special meeting of unitholders (the “Special Meeting”) will be held on [•], 2011 at [•] a.m. (Eastern Daylight Time) at [•].

Q: Who is entitled to vote at the Special Meeting?

A: The Board has set [•], 2011 as the Record Date for the determination of unitholders who are entitled to notice of and to attend and to vote at the Special Meeting. Only the unitholders of record of the Company as of the close of business on the Record Date, are entitled to notice of, and to attend and to vote at the Special Meeting. The Company will be soliciting proxies from unitholders of record as of the close of business on the Record Date and only such unitholders may execute, withhold or revoke proxies with respect to the matters to be voted upon at the Special Meeting. On the Record Date, there were approximately [•] units outstanding and entitled to vote at the Special Meeting.

Q: What is the Company asking you to do?

A: You are being asked to send the WHITE proxy card and revoke any proxy (that is reflected on the green proxy card) that you may have delivered in favor of the proposal by Q Investments. You are being asked to vote with respect to the proposals described in this proxy statement.

1.

Proposal 1: With respect to the Board of Directors proposal to amend the Regulations to amend and restate Section 14 of the Regulations in order to provide that the Partnership Agreement may include a provision giving unitholders the right to nominate directors for election to the Board of Directors, which amendment is more fully described in this proxy statement, we are making no recommendation to you with respect to such proposal.

2.

Proposal 2: With respect to the Board of Directors proposal to amend the Partnership Agreement to add a new subsection at the end of Section 6.2 of the Partnership Agreement that would establish certain procedures and information requirements pursuant to which unitholders can exercise the right to nominate directors for election to the Board of Directors, which amendment is more fully described in this proxy statement, we are making no recommendation to you with respect to such proposal.

3.

Proposal 3: With respect to Q Investments’ proposal to amend the Partnership Agreement to add a new subsection at the end of Section 6.2 of the Partnership Agreement that would give unitholders the explicit right to nominate directors for election to the Board of Directors, which amendment is more fully described in this proxy statement, we are asking you to vote AGAINST such proposal.

Q: Why does the Board of Directors make no recommendation with respect to the Board Proposals (Proposal 1 and Proposal 2)?

A: The Board of Directors understands that unitholders may desire to have the right to nominate directors for election to the Board of Directors. However, neither the Regulations nor the Partnership Agreement currently permits unitholders to nominate directors for election to the Board of Directors. Given the governance structure of the General Partner and the Company, the Regulations must be amended in order to give unitholders the right to nominate directors for election to the Board of Directors. Therefore, and as an alternative to the Q Investments Proposal (Proposal 3), the Board of Directors is submitting two related proposals that, if approved, would give unitholders the right to nominate directors for election to the Board of Directors. The Board of Directors has submitted these proposals for the purpose of providing unitholders with an opportunity to vote on proposals that are compliant with the governance structure of the Company and the General Partner and that, if approved, would effectively establish the right of unitholders to nominate directors for election to the Board of Directors. Unitholders should note that they will not have the right to nominate directors for election to the Board of Directors unless both Proposal 1 and Proposal 2 are approved by unitholders.

Q: Why does the Board of Directors recommend AGAINST the Q Investments Proposal (Proposal 3)?

A: The Regulations and the Partnership Agreement do not currently give unitholders the right to nominate directors for election to the Board of Directors. Given the governance structure of the General Partner and the Company, the Regulations must be amended in order to give unitholders the right to nominate directors for election to the Board of Directors. The Q Investments Proposal (Proposal 3) is inconsistent with the Regulations because it attempts to give unitholders the right to nominate directors for election to the Board of Directors solely by an amendment of the Partnership Agreement. The Q Investments Proposal (Proposal 3) does not include the required amendment to the Regulations and, therefore, would be ineffective to accomplish the goal of giving unitholders the right to nominate directors for election to the Board of Directors. As a result, the Q Investments Proposal (Proposal 3) is not in the best interests of unitholders. In addition, the Q Investments Proposal (Proposal 3) does not require that any unitholder intending to nominate directors for election to the Board of Directors provide any advance notice of, or any information with respect to, such nominee. The fact that the Q Investments Proposal (Proposal 3) lacks any basic procedural and informational requirements means that nominations could be made in a disorganized manner that is not in the best interests of unitholders.

Q: What are the differences between the Board Proposals (Proposal 1 and Proposal 2) and the Q Investments Proposal (Proposal 3)?

The right to nominate directors for election to the Board of Directors is governed by the Regulations and, therefore, the Regulations must be amended in order to give unitholders the right to nominate directors for election to the Board of Directors. While both the Board Proposals (Proposal 1 and Proposal 2) and the Q Investments Proposal (Proposal 3) are for the purpose of giving the unitholders the right to nominate directors for election to the Board of Directors, only the Board Proposals (Proposal 1 and Proposal 2), which amend the Regulations in order to permit the Partnership Agreement to include a provision giving unitholders the right to nominate directors for election to the Board of Directors, are consistent with the Regulations.

In addition, Proposal 2, if approved, would establish in the Partnership Agreement certain procedures and information requirements pursuant to which unitholders can exercise the right to nominate directors for election to the Board of Directors. These procedures and information requirements would require the unitholders to exercise the right to nominate directors for election to the Board of Directors in an orderly, organized and uniform manner. In contrast, the Q Investments Proposal (Proposal 3) lacks any basic procedural and informational requirements pursuant to which unitholders can exercise the right to nominate directors for election to the Board of Directors. As a result, unitholders nominations could be made in a disorganized manner that is not in the best interests of unitholders.

Q: What are the procedural and informational requirements set forth in Proposal 2 with respect to the right to nominate a candidate for director?

A: The amendments to the Partnership Agreement contemplated by Proposal 2 contain certain procedural and information requirements that prescribe and clarify the procedures that a unitholder must follow and information required to be submitted in order to nominate a candidate for director.

Procedural requirements. Pursuant to the procedural requirements contained in Proposal 2, in order for a director nomination notice to be timely, a unitholder’s notice must be delivered to or received by the Company not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year’s annual meeting of unitholders. However, if the annual meeting is advanced more than 30 days prior to the anniversary or delayed more than 60 days after such anniversary, then to be timely such notice must received by the Company no later than the later of 70 days prior to the date of the annual meeting or the 10th day following the day on which public announcement of the date of the annual meeting was made. Further, for the 2011 annual meeting, notice must be delivered to or received by the Company not less than 30 days prior to the 2011 annual meeting. In order for a unitholder’s notice to be proper, such notice must include all the necessary information prescribed in the Partnership Agreement. In addition, the Company and General Partner are not required to include in its proxy materials any person nominated by a unitholder.

Informational requirements. Pursuant to the informational requirements contained in Proposal 2, the nominating person and the unitholder-nominated director candidate must provide to the Company certain relevant background, biographical, security ownership and other information. The informational requirements include information about the unitholder-nominated director candidate and the nominating person that is equivalent to what the Company would need to include in its proxy statement for the Board’s nominees.

Q: If the Board Proposals (Proposal 1 and Proposal 2) are approved by the respective requisite vote of unitholders, will I have the right to nominate directors of the General Partner at the 2011 annual meeting of unitholders?

A: Yes. The Company currently intends to hold the 2011 annual meeting of unitholders on or about June 9, 2011. However, if the Board Proposals (Proposal 1 and Proposal 2) are approved, the Company will ensure that the 2011 annual meeting of unitholders will be set on a date that will enable unitholders to nominate directors for election to the Board of Directors in accordance with the procedural and informational requirements set forth in Proposal 2.

Q: What should I do to vote my units?

A: If you are a unitholder of record, you may vote your units in person at the Special Meeting, vote by proxy using the enclosed WHITE proxy card, vote by proxy by telephone or vote by proxy through the Internet. Whether or not you plan to attend the Special Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Special Meeting and vote in person even if you have already voted by proxy.

•	To vote in person, come to the Special Meeting and vote using the ballot provided at the Special Meeting.

•

To vote by telephone, or by Internet please use the easy-to-follow instructions on your WHITE proxy card. We provide Internet proxy voting to allow you to vote your units online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

•

To vote using the enclosed WHITE proxy card, simply mark the enclosed WHITE proxy card. Then, sign, date and return the enclosed WHITE proxy card today in the envelope provided. It is important that you date the WHITE proxy card when you sign it. If you return your signed WHITE proxy card to us before the Special Meeting, we will vote your units as you direct. If you do not specify how you wish to vote on the proposal, no votes will be cast with respect to the Board Proposals (Proposal 1 and Proposal 2) and your units will be voted “AGAINST” the Q Investments Proposal (Proposal 3). The Board makes no recommendation with respect to the Board Proposals (Proposal 1 and Proposal 2) and recommends that you vote “AGAINST” the Q Investments Proposal (Proposal 3).

If you are a beneficial owner of units registered in the name of your broker, bank or other nominee, you should have received a proxy card and voting instructions with these proxy materials from that organization. Simply sign, date and return the WHITE proxy card to ensure that your vote is counted. Alternatively, you may vote by telephone or over the Internet as instructed by your broker, bank or other nominee. To vote in person at the Special Meeting, you must obtain a valid legal proxy from your broker, bank or other nominee. Follow the instructions from your broker, bank or other nominee included with these proxy materials, or contact your broker, bank or other nominee to request a proxy form.

Q: What is the effect of submitting my proxy using the WHITE proxy card?

A: The delivery of the WHITE proxy card will have the effect of revoking any earlier dated proxy that you may have delivered to Q Investments. By marking the “FOR” box next to the Board Proposals (Proposal 1 and Proposal 2) on the enclosed WHITE proxy card and signing, dating and mailing the card in the postage-paid envelope provided, you will be voting for the Board Proposals (Proposal 1 and Proposal 2) and by marking the “AGAINST” box next to the Board Proposals (Proposal 1 and Proposal 2) on the enclosed WHITE proxy card and signing, dating and mailing the card in the postage-paid envelope provided, you will be voting against the Board Proposals (Proposal 1 and Proposal 2) You can also vote for or against the Board Proposals (Proposal 1 and Proposal 2) by telephone or through the Internet. By marking the “AGAINST” box next to the Q Investments Proposal (Proposal 3) on the enclosed WHITE proxy card and signing, dating and mailing the card in the postage-paid envelope provided, you will be voting AGAINST the Q Investments Proposal (Proposal 3). You can also vote AGAINST the Q Investments Proposal (Proposal 3) by telephone or through the Internet.

Q: What if I return a proxy card or otherwise vote but do not make specific choices?

A: If you return your signed WHITE proxy card or otherwise vote by returning a WHITE proxy card without marking voting selections, no votes will be cast with respect to the Board Proposals (Proposal 1 and Proposal 2) and your units will be voted “AGAINST” the Q Investments Proposal (Proposal 3).

Q: If I have already delivered a green proxy to Q Investments voting for the Q Investments Proposal (Proposal 3), is it too late for me to change my vote?

A: No. Until the vote is taken at the Special Meeting, any proxy you may have delivered may be revoked. You have the right to revoke your green proxy by voting for or against the Board Proposals (Proposal 1 and Proposal 2) and AGAINST the Q Investments Proposal (Proposal 3) by telephone, by Internet or by signing, dating and returning the WHITE proxy card. Even if you have delivered a green proxy card but do not revoke your proxy prior to the deadline, you may still attend the Special Meeting and vote your units for or against the Board Proposals (Proposal 1 and Proposal 2) and AGAINST the Q Investments Proposal (Proposal 3).

Q: How many votes are needed to approve each proposal?

A: Proposal 1 (the Board proposal to amend the Regulations) must receive “FOR” votes, either in person or by proxy at the Special Meeting, from the holders of eighty percent (80%) of the outstanding units of the Company entitled to vote (as required by the Regulations). If you do not vote or “ABSTAIN” from voting, it will have the same effect as an “AGAINST” vote. Broker non-votes will have the same effect as “AGAINST” votes.

Proposal 2 (the Board proposal to amend the Partnership Agreement) must receive “FOR” votes, either in person or by proxy at the Special Meeting, from the holders of a majority of all of the Company’s outstanding units entitled to vote. If you do not vote or “ABSTAIN” from voting, it will have the same effect as an “AGAINST” vote. Broker non-votes will have the same effect as “AGAINST” votes. However, as more fully described in this proxy statement, the General Partner will only approve Proposal 2 if the Board Proposals (Proposal 1 and Proposal 2) are approved by the respective requisite vote of unitholders. Unitholders should note that they will not have the right to nominate directors for election to the Board of Directors unless both Proposal 1 and Proposal 2 are approved.

Proposal 3 (the Q Investments Proposal to amend the Partnership Agreement) must receive “FOR” votes, either in person or by proxy at the Special Meeting, from the holders of a majority of the Company’s outstanding units entitled to vote. If you do not vote or “ABSTAIN” from voting, it will have the same effect as an “AGAINST” vote. Broker non-votes will have the same effect as “AGAINST” votes. In addition, Proposal 3 must also be approved by the General Partner. However, as more fully described in this proxy statement, because of the fact that the Q Investments Proposal (Proposal 3) would be ineffective to accomplish the goal of giving unitholders the right to nominate directors for election to the Board of Directors and it lacks any basic procedural and informational requirements which means that nominations could be made in a disorganized manner that is not in the best interests of unitholders. Therefore, the General Partner does not intend to approve Proposal 3 regardless of the outcome of the vote of unitholders and, therefore, even if Proposal 3 is approved by the majority of the outstanding units of the Company entitled to vote, such proposal will not be effective or binding upon the Company.

Q: How many votes do I have?

A: On each matter to be voted upon, you have one vote for each unit you own as of the Record Date.

Q: What is the quorum requirement?

A: A quorum of unitholders is necessary to hold a valid meeting. A quorum will be present if unitholders holding at least a majority of all of the Company’s outstanding units entitled to vote are present at the Special Meeting in person or represented by proxy. On the Record Date, there were approximately [•] units outstanding and entitled to vote at the Special Meeting. Thus, the holders of [•] units must be present in person or represented by proxy at the Special Meeting to have a quorum. Your units will be counted towards the quorum only if you submit a valid legal proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Special Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. In case a quorum is not present, the vote of the holders of a majority of the units present at the Special Meeting in person or represented by proxy may adjourn the Special Meeting (without notice other than an announcement at the time of the adjournment of the date, time and place of the adjourned meeting) to another date, but no other business may be transacted at the Special Meeting.

Q: What are “broker non-votes”?

A: Generally, if units are held by a broker the beneficial owner of the units is entitled to give voting instructions to the broker holding the units. If the beneficial owner does not provide voting instructions then, under the rules of the New York Stock Exchange, the broker who holds units has the discretionary authority to vote on “routine” proposals. However, brokers are precluded from exercising the discretionary authority to vote with respect to non-“routine” proposals. None of the items on the agenda at the Special Meeting are considered “routine” under the rules and interpretations of the New York Stock Exchange. As a result, absent specific voting instructions from the beneficial owner of units, brokers will not be empowered to vote those units, referred to generally as “broker non-votes.” “Broker non-votes” will be counted as present for purposes of determining a quorum and will be treated as units present at the Special Meeting in person or by proxy. “Broker non-votes” will have the same effect as a vote against the Board Proposals (Proposal 1 and Proposal 2) and against the Q Investments Proposal (Proposal 3).

Q: What if any matter beyond those in this proxy statement is properly brought before the Special Meeting?

A: The Board knows of no other matters that will be presented for consideration at the Special Meeting. If you return the WHITE proxy card you will confer discretionary authority to the Company’s designees on all other matters that may properly come before the Special Meeting for a vote and that were unknown to the Company a reasonable time before the solicitation.

Q: How can I find out the results of the voting at the Special Meeting?

A: Preliminary voting results will be announced at the Special Meeting. Final voting results will be published in a Current Report on Form 8-K that we expect to file with the Securities and Exchange Commission within four business days of the Special Meeting.

Q: Who is paying for this proxy solicitation?

A: The Company will pay for the cost of this proxy solicitation by the Company. In addition to these proxy materials, the Board of Directors, employees of the General Partner and Morrow & Co., LLC (“Morrow”) may also solicit proxies in person or by telephone. The Board of Directors and employees of the General Partner will not be paid any additional compensation for soliciting proxies, but Morrow will be paid approximately $[•] plus out-of-pocket expenses if it solicits proxies. We will also reimburse brokers, banks and other nominees for the cost of forwarding proxy materials to beneficial owners. The Company will not pay or reimburse the costs incurred by Q Investments in its solicitation of proxies for use at the Special Meeting.

Q: Whom should I call if I have questions about the solicitation?

A: Unitholders should call:

Morrow & Co., LLC

470 West Avenue

Stamford, CT 06902

Please call: (203) 658-9400 or

Call toll free at: (800) 206-5879

PARTICIPANTS IN THE PROXY SOLICITATION

The Company has sent you this proxy and will pay the cost of soliciting the proxies from unitholders on behalf of the Company. In addition to solicitation by mail, arrangements will be made with brokers, banks and other nominees to send the proxy materials to beneficial owners of the units, and the Company, upon request, will reimburse the brokerage houses and custodians for their reasonable expenses in so doing on the Company’s behalf. The Company has retained Morrow & Co., LLC to aid in the solicitation of proxies and to verify certain records related to the solicitation. Morrow & Co., LLC will receive a fee of approximately $150,000 as compensation for its services plus reimbursement for its related out-of-pocket expenses. Our directors, officers and employees may also solicit proxies by personal interview, mail, e-mail, telephone or facsimile. These persons will not be paid additional remuneration for their efforts. The Company will not pay or reimburse the costs incurred by Q Investments in its solicitation of proxies for use at the Special Meeting.

PROPOSAL 1 AND PROPOSAL 2 – THE BOARD PROPOSALS

Proposal 1

The Board has made the following proposal to be voted upon at the Special Meeting:

To amend and restate Section 14 of the Regulations as follows:

“Section 14. Nominations and Election of Directors.

Nominations of persons for election as directors of Cedar Fair Management, Inc. may be made at a meeting of the Limited Partners by any nominating committee, any person appointed by the directors or, if and to the extent expressly provided in the Partnership Agreement, any Limited Partner. The Chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the provisions of this Section 14, and if he should so determine, the defective nomination shall be disregarded. The directors will be elected by the vote of the Limited Partners as set forth in Section 11.” (emphasis added)

Proposal 2

The Board has made the following proposal to be voted upon at the Special Meeting:

To amend the Partnership Agreement by the addition of a new subsection at the end of Section 6.2 thereof that would read as follows:

“(d) Nomination of Directors by Limited Partners at Annual Meetings

(i) Nominations. Any Limited Partner may nominate one or more persons for election or reelection to the Board at an annual meeting of Limited Partners in accordance with this Section 6.2(d).

(ii) Eligibility of Limited Partner Nominations. The requirements set forth herein shall be the exclusive means for a Limited Partner to make any nomination of a person or persons for election to the Board. No person nominated by a Limited Partner shall be eligible to serve as a director of the General Partner unless nominated at an annual meeting of Limited Partners in accordance with the procedures set forth herein. Notwithstanding the foregoing, a Limited Partner shall also comply with all applicable requirements of the Securities Exchange Act of 1934, and the rules and regulations thereunder with respect to any such nominations; provided, however, that any references in this Agreement to the Securities Exchange Act of 1934 or the rules promulgated thereunder are not intended to and shall not limit the requirements applicable to nominations pursuant to this Section 6.2(d). The Chairman of the General Partner shall have the sole power to determine whether or not a nomination was made in accordance with the procedures set forth herein. Neither the Partnership nor the General Partner shall be required to recommend for election as a director or include in the Partnership’ proxy statement any person or persons nominated by a Limited Partner in accordance with the procedures set forth herein.

(iii) Timeliness of Notice.

(a) Nominations of persons for election to the Board at the Partnership’s annual meeting of Limited Partners may be made by any Limited Partner who is a Limited Partner of record at the time of giving of notice provided for herein, who shall be entitled to vote for the election of directors at the Partnership’s annual meeting of Limited Partners, who is a Limited Partner at the time of the applicable annual meeting of Limited Partners and who complies with the notice procedures set forth herein. Such nominations by Limited Partners shall be made pursuant to timely notice in writing to the secretary of the Partnership. To be timely, a Limited Partner’s notice shall be delivered to or mailed and received at the principal executive offices of the Partnership not less than sixty (60) days nor more than ninety (90) days prior to the first anniversary of the preceding year’s annual meeting of Limited Partners; provided, however, that in the event that the date of the annual meeting is advanced more than thirty (30) days prior to such anniversary date or delayed more than sixty (60) days after such anniversary date then to be timely such notice must be received by the Partnership no later than the later of seventy (70) days prior to the date of the meeting or the tenth (10th) day following the day on which public announcement of the date of the meeting was made. Notwithstanding the foregoing, to be timely a Limited Partner’s notice with respect to the 2011 annual meeting must be delivered to or mailed and received at the principal executive offices of the Partnership not less than thirty (30) days prior to the 2011 annual meeting. In no event shall any adjournment or postponement of an annual meeting of Limited Partners, or the public announcement thereof, commence a new time period for the giving of a Limited Partner’s notice as described above.

(b) In addition, to be timely, a Limited Partner’s notice shall further be updated and supplemented, if necessary, so that the information provided or required to be provided in such notice shall be true and correct as of the record date for the annual meeting of Limited Partners and as of the date that is ten (10) days prior to such meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to or mailed and received by the secretary of the Partnership at the principal executive offices of the Partnership not later than five (5) days after the record date for the meeting in the case of the update and supplement required to be made as of the record date, and not later than eight (8) days prior to the date for such meeting, any adjournment or postponement thereof in the case of the update and supplement required to be made as of ten (10) days prior to the meeting or any adjournment or postponement thereof.

(iv) Information Required in Notice. In order to be effective, a Limited Partner’s notice to the secretary of the Partnership shall set forth:

a. As to each person whom the Limited Partner proposes to nominate for election or reelection as a director:

•	the name, age, business address and residence of such nominee;

•	the principal occupation or employment of such nominee;

•	the class and approximate number of units of the Partnership which are beneficially owned by such nominee on the date of such Limited Partner’s notice;

•

a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among such Limited Partner and any Limited Partner Associated Person (as defined below), on the one hand, and such nominee, and his or her respective affiliates and associates, on the other hand, including, without limitation all information that would be required to be disclosed pursuant to Rule 404 promulgated under Regulation S-K if the Limited Partner making the nomination, or any Limited Partner Associated Person, were the “registrant” for purposes of such rule and the nominee were a director or executive officer of such registrant; and

•

all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in a contested election, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934 (including, without limitation, such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected).

b. As to the Limited Partner giving the notice:

•

a representation that the Limited Partner (a) is a holder of record of units of the Partnership entitled to vote at such meeting, including the class and number of units of such unit that are owned beneficially and of record by such Limited Partner, and (b) intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

•	the name and address, as they appear on the Partnership’s books, of such Limited Partner and any Limited Partner Associated Person known by such Limited Partner to be supporting such nominee(s);

•

any derivative positions with respect to securities of the Partnership (including, without limitation, any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion right or a settlement payment or mechanism at a price related to any class of units of the Partnership or with a value derived in whole or in part from the value of any class of units of the Partnership) held or beneficially held by the Limited Partner and any Limited Partner Associated Person and whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement or understanding has been made, the effect or intent of which is to increase or decrease the voting power and/or economic benefit and risks of, such Limited Partner or any Limited Partner Associated Person with respect to the Partnership’s units;

•

any proxy, contract, arrangement, understanding, or relationship pursuant to which such Limited Partner or any Limited Partner Associated Person has a right to vote any class of units of the Partnership;

•

an affirmative statement of such Limited Partner’s intent to deliver a proxy statement and form of proxy to holders of a sufficient number of holders of the Partnership’s voting units to elect such nominee or nominees or a statement that the Limited Partner does not intend to deliver a proxy statement and form of proxy to holders of a sufficient number of holders of the Partnership’s voting units to elect such nominee or nominees; and

•

all other information relating to such Limited Partner and any Limited Partner Associated Person that is required to be disclosed in solicitations of proxies for election of directors in a contested election, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934.

(v) Additional Information. The General Partner may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as an independent director of the General Partner or that could be material to a reasonable Limited Partner’s understanding of the independence, or lack thereof, of such nominee.

(vi) Definitions. “Limited Partner Associated Person” of any Limited Partner means (a) any person controlling, directly or indirectly, or acting in concert with, such Limited Partner, (b) any beneficial owner of limited partnership units of the Partnership owned of record or beneficially by such Limited Partner and (c) any person controlling, controlled by or under common control with such Limited Partner Associated Person.”

Statement of the Board of Directors Regarding Proposal 1 and Proposal 2 (the Board Proposals)

Our Board of Directors understands that unitholders may desire to have the right to nominate directors for election to the Board of Directors. However, neither the Regulations nor the Partnership Agreement currently permits unitholders to nominate directors for election to the Board of Directors. Given the governance structure of the General Partner and the Company, the Regulations must be amended in order to give unitholders the right to nominate directors for election to the Board of Directors. Therefore, and as an alternative to the Q Investments Proposal (Proposal 3), the Board of Directors is submitting the Board Proposals (Proposal 1 and Proposal 2) to unitholders. Specifically, if approved, (i) Proposal 1 will amend the Regulations to permit the Partnership Agreement to include a provision giving unitholders the right to nominate directors for election to the Board of Directors and (ii) Proposal 2 will amend our Partnership Agreement to establish certain procedures and information requirements pursuant to which unitholders can nominate directors for election to the Board of Directors. While both the Board Proposals (Proposal 1 and Proposal 2) and the Q Investments Proposal (Proposal 3) are for the purpose of giving the unitholders the right to nominate directors for election to the Board of Directors, only the Board Proposals (Proposal 1 and Proposal 2), which amend the Regulations in order to permit the Partnership Agreement to include a provision giving unitholders the right to nominate directors for election to the Board of Directors, are consistent with the Regulations. Unitholders should note that they will not have the right to nominate directors for election to the Board of Directors unless both Proposal 1 and Proposal 2 are approved by unitholders.

Proposal 2, if approved, would establish in the Partnership Agreement certain procedures and information requirements pursuant to which unitholders can exercise the right to nominate directors for election to the Board of Directors. For example, Proposal 2 establishes a notice period prior to each annual meeting of unitholders during which a unitholder must inform the Company of his or her intent to nominate one or more directors for election to the Board of Directors and requires a unitholder who would like to nominate one or more directors for election to the Board of Directors to provide certain information about such unitholder and such nominee or nominees. These procedures and information requirements would require the unitholders to exercise the right to nominate directors for election to the Board of Directors in an orderly, organized and uniform manner. Specifically, these procedures and information requirements (i) allow our Board to determine that a unitholder-nominated director candidate is qualified to be elected, (ii) allow our Board to evaluate and make informed recommendations with respect to such candidate, (iii) ensure that the nominating person is actually a unitholder of the Company and (iv) ensure that unitholders are able to make a fully informed decision with respect to such candidate.

The Board of Directors makes no recommendation with respect to Proposal 1 and Proposal 2. The Board of Directors has submitted these proposals for the purpose of providing unitholders with an opportunity to vote on proposals that are compliant with the governance structure of the Company and the General Partner and that, if approved, would effectively establish the right of unitholders to nominate directors for election to the Board of Directors.

PROPOSAL 3 – THE Q INVESTMENTS PROPOSAL

Q Investments has made the following proposal to be voted upon at the Special Meeting:

To amend the Partnership Agreement by the addition of a new subsection at the end of Section 6.2 thereof that would read as follows:

“Without limiting the foregoing provisions of this Section 6.2, in connection with each meeting of the Limited Partners held for the election of directors of the General Partner, any Limited Partner shall have the right to nominate one or more individuals to be voted on by the Limited Partners for election as directors of the General Partner.”

Statement of the Board of Directors Opposing Proposal 3 (the Q Investments Proposal)

The Regulations and the Partnership Agreement do not currently give unitholders the right to nominate directors for election to the Board of Directors. Further, the right to nominate directors for election to the Board of Directors is governed by the Regulations and, therefore, the Regulations must be amended in order to give unitholders the right to nominate directors for election to the Board of Directors. The Q Investments Proposal (Proposal 3) is inconsistent with the Regulations because it attempts to give unitholders the right to nominate directors for election to the Board of Directors solely by an amendment of the Partnership Agreement. The Q Investments Proposal (Proposal 3) does not include the required amendment to the Regulations and, therefore, would be ineffective to accomplish the goal of giving unitholders the right to nominate directors for election to the Board of Directors and is not in the best interests of unitholders.

In addition, the Q Investments Proposal (Proposal 3) does not require that any unitholder intending to nominate directors for election to the Board of Directors provide any advance notice of, or any information with respect to, such nominee. The fact that the Q Investments Proposal (Proposal 3) lacks any basic procedural and informational requirements means that nominations could be made in a disorganized manner that is not in the best interests of unitholders.

Accordingly, after careful consideration, our Board of Directors has concluded that the adoption of the Q Investments Proposal (Proposal 3) is not in the best interests of unitholders.

The Board of Directors recommends that unitholders vote AGAINST Proposal 3.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the number of the Company’s units beneficially owned by each of the Company’s directors, named executive officers, all current directors and executive officers as a group, and by each person known by the Company to own 5% or more of its units as of March 23, 2011.

Directors and Executive Officers

	Amount and Nature of Beneficial Ownership
	Beneficial Ownership		Investment Power		Voting Power		Percentage of Units(1)
Name of Beneficial Owner			Sole	Shared	Sole	Shared

Richard L. Kinzel (Chief Executive Officer and Director)	1,532,589	(2)	1,484,862	47,727	1,484,862	47,727	2.8%
Peter J. Crage (Executive Vice President and Chief Financial Officer)	12,640		12,640	-	12,640	-	*
H. Philip Bender (Executive Vice President)	38,538	(3)	38,538	-	38,538	-	*
Richard A. Zimmerman (Executive Vice President)	10,000		10,000	-	10,000	-	*
Robert Decker (Corporate Vice President of Planning & Design)	19,716	(4)	19,716	-	19,716	-	*
C. Thomas Harvie (Chairman)	17,680		17,680	-	17,680	-	*
Eric L. Affeldt (Director)	13,000		13,000	-	13,000	-	*
Darrel D. Anderson (Director)	19,890		19,890	-	19,890	-	*
Richard S. Ferreira (Director)	30,008	(5)	25,913	4,095	25,913	4,095	*
Michael D. Kwiatkowski (Director)	3,790		3,790	-	3,790	-	*
David L. Paradeau (Director)	7,838	(6)	7,838	-	7,838	-	*
Steven H. Tishman (Director)	42,266		42,266	-	42,266	-	*
John M. Scott, III (Director)	5,000		5,000	-	5,000	-	*
All Directors and executive officers as a group (13 individuals) (7)	1,752,955		1,701,133	51,822	1,701,133	51,822	3.1%

*	Less than one percent of outstanding units.

(1)

Each beneficial owner’s ownership percentage has been calculated assuming full exercise of outstanding options to purchase units, if any, exercisable by such owner within 60 days after March 23, 2011, but no exercise of outstanding options covering units held by any other person. The ownership percentage of the Directors and executive officers as a group has been calculated assuming full exercise of outstanding options that the Directors and executive officers as a group have the right to exercise within 60 days after March 23, 2011, but no exercise of outstanding options covering units held by anyone outside that group.

(2)

Consists of 1,532,589 units as to which Mr. Kinzel has sole voting and investment power (which includes 1,334,862 units beneficially owned as of March 23, 2011 and 150,000 units that Mr. Kinzel has the right to acquire within 60 days of March 23, 2011 through the exercise of options); and 47,727 units for which he has shared voting and investment power.

(3)

Consists of 27,538 units beneficially owned by Mr. Bender as of March 23, 2011 and 11,000 units that he has the right to acquire within 60 days after March 23, 2011 through the exercise of options, as to all of which Mr. Bender has sole voting and investment power.

(4)

Consists of 8,716 units beneficially owned by Mr. Decker as of March 23, 2011 and 11,000 units that he has the right to acquire within 60 days after March 23, 2011 through the exercise of options, as to all of which Mr. Decker has sole voting and investment power.

(5)

Consists of 25,913 units as to which Mr. Ferreira has sole voting and investment power (including 25,513 units beneficially owned as of March 23, 2011 and 400 units that he has the right to acquire within 60 days after March 23, 2011 through the exercise of options); and 4,095 units for which he has shared voting and investment power.

(6)

Consists of 7,438 units beneficially owned by Mr. Paradeau as of March 23, 2011 and 400 units that he has the right to acquire within 60 days after March 23, 2011 through the exercise of options, as to all of which Mr. Paradeau has sole voting and investment power.

(7)

The unit amounts listed include a total of 172,800 units of limited partner interest which all current directors and executive officers as a group have vested options to acquire within 60 days from March 23, 2011.

5% or Greater Unitholders

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percentage of Units

Q Funding III, L.P. 301 Commerce Street, Suite 3200 Fort Worth, TX 76102	10,021,418	(1)	18.1	%(1)

Neuberger Berman LLC 605 Third Avenue New York, NY 10158	7,250,015	(2)	13.1	%(2)

(1)

Based upon a Schedule 13D/A filing on March 24, 2011 by Q Funding III, L.P (“Q Funding”) and Q4 Funding, L.P. (“Q4”). On this Schedule 13D/A, Q Funding reported sole voting power over 3,683,325 units and Q4 reported sole voting power over 2,687,276 units. In addition, 3,650,817 units are held directly and indirectly through entities and trusts for the benefit of Mr. Geoffrey Raynor.

(2)

Based upon a Schedule 13F filing by Neuberger Berman LLC (“NB”) on February 14, 2011. On this Schedule 13F, NB reported sole voting power over 6,060,593 units, and beneficial ownership over 7,250,015 units.

UNITHOLDER PROPOSALS FOR THE 2011 ANNUAL MEETING

Any unitholder who intends to present a proposal at the 2011 annual meeting and who wishes to have the proposal included in the Company’s proxy statement and form of proxy for that meeting must have delivered the proposal to the Company at its principal executive offices not later than December 31, 2010. Any unitholder who intends to present a proposal at the 2011 annual meeting other than for inclusion in the Company’s proxy statement and form of proxy must have delivered the proposal to the Company at its executive offices not later than March 16, 2011 or such proposal was untimely. If a unitholder failed to submit the proposal by March 16, 2011, the Company reserves the right to exercise discretionary voting authority.

FORWARD-LOOKING STATEMENTS

Some of the statements contained in this report that are not historical in nature are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including statements as to our expectations, beliefs and strategies regarding the future. These forward-looking statements may involve risks and uncertainties that are difficult to predict, may be beyond our control and could cause actual results to differ materially from those described in such statements. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Important factors, including those listed under Item 1A in the Company’s Form 10-K, could adversely affect our future financial performance and cause actual results to differ materially from our expectations.

HOUSEHOLDING OF SPECIAL MEETING MATERIALS

Some broker, bank and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of the Company’s proxy statement may have been sent to multiple unitholders in your household. The Company will promptly deliver a separate copy of the document to you if you write or call the Company at the following address or phone number: Cedar Fair, L.P., One Cedar Point Drive, Sandusky, Ohio 44870, telephone (419) 627-2233, Attention: Investor Relations. If you want to receive separate copies of the proxy statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your broker, bank or other nominee record holder, or you may contact the Company at the above address and phone number.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any document we file at the SEC’s public reference room located at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. Our SEC filings are also available to the public at the SEC’s website at http://www.sec.gov . You also may obtain free copies of the documents the Company files with the SEC by going to the “Investor Relations” section of our website at http://www.cedarfair.com/ir/financial/SEC . Our website address is provided as an inactive textual reference only. The information provided on our website is not part of this proxy statement, and therefore is not incorporated by reference.

Electronic copies of the proxy material are available on the Company’s website at http://www.cedarfair.com/ir/proxy or from the SEC through the SEC’s website at the address provided above. Any person, including any beneficial owner, to whom this proxy statement is delivered may request copies of this proxy statement or other information concerning us, without charge, by written or telephonic request directed to our proxy solicitor,

Morrow & Co., LLC

470 West Avenue

Stamford, CT 06902

Please call: (203) 658-9400 or

Call toll free at: (800) 206-5879

THIS PROXY STATEMENT DOES NOT CONSTITUTE THE SOLICITATION OF A PROXY IN ANY JURISDICTION TO OR FROM ANY PERSON TO WHOM OR FROM WHOM IT IS UNLAWFUL TO MAKE SUCH PROXY SOLICITATION IN THAT JURISDICTION. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT TO VOTE YOUR UNITS AT THE SPECIAL MEETING. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED [•], 2011. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, AND THE MAILING OF THIS PROXY STATEMENT TO UNITHOLDERS DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY.

PRELIMINARY COPY – SUBJECT TO COMPLETION, DATED MARCH 29, 2011	PROXY VOTING INSTRUCTIONS

INTERNET - Access www.proxyvoting.com/FUN and follow the on-screen instructions. Have your proxy card available when you access the web page.

-or-

CEDAR FAIR, L.P. ONE CEDAR POINT DRIVE SANDUSKY, OH 44870	TELEPHONE - Call toll-free 1-877-291-2190 from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

-or-

MAIL - Date, sign and mail your WHITE proxy card in the postage-paid envelope provided as soon as possible.

You may enter your voting instructions at www.proxyvoting.com/FUN or 1-877-291-2190 up until 11:59 PM Eastern Standard Time the day before the special meeting date.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  ☐

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.        DETACH AND RETURN THIS PORTION ONLY

CEDAR FAIR, L.P.

The Board of Directors makes no recommendation with respect to Proposal 1 and Proposal 2.				For	Against	Abstain

1. To consider and vote upon a proposal from the Board of Directors to amend the Regulations of the General Partner (the “Regulations”) to amend and restate Section 14 of the Regulations in order to provide that the Company’s Fifth Amended and Restated Agreement of Limited Partnership (“Partnership Agreement”) may include a provision giving unitholders the right to nominate directors for election to the Board of Directors, which amendment is more fully described in the accompanying proxy statement.

				☐	☐	☐

2. To consider and vote upon a proposal from the Board of Directors to amend the Partnership Agreement to add a new subsection at the end of Section 6.2 of the Partnership Agreement that would establish certain procedures and information requirements pursuant to which unitholders can exercise the right to nominate directors for election to the Board of Directors, which amendment is more fully described in the accompanying proxy statement.

				☐	☐	☐
The Board of Directors recommends a vote AGAINST Proposal 3.

3. To consider and vote upon a proposal from Q Funding III, L.P. and Q4 Funding, L.P. to amend the Partnership Agreement to add a new subsection at the end of Section 6.2 of the Partnership Agreement that would give unitholders the explicit right to nominate directors for election to the Board of Directors, which amendment is more fully described in the accompanying proxy statement.

				☐	☐	☐

This proxy, when properly executed, will be voted in the manner directed. If no direction is made, no votes will be cast with respect to Proposal 1 and Proposal 2, and this proxy will be voted AGAINST Proposal 3. This proxy will confer discretionary authority on all other matters that may properly come before the Special Meeting for a vote and that were unknown to the Company a reasonable time before the solicitation.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN THE BOX]	Date	Signature (Joint Owners)	Date

CEDAR FAIR, L.P.

[—], 2011

Dear Cedar Fair, L.P. Unitholder:

We will be holding a special meeting of limited partner unitholders of Cedar Fair, L.P., a Delaware limited partnership, on [—], 2011 at [—] a.m. (Eastern Daylight Time) at [—]. The attached materials contain details regarding the business to be conducted at the special meeting.

Whether or not you plan to attend the special meeting, your vote is important and we encourage you to vote promptly. You may vote your units via a toll-free telephone number or over the Internet. If you received a paper copy of the proxy card by mail, you may sign, date and mail the proxy card in the envelope provided. Instructions regarding the three methods of voting are contained in the proxy materials and proxy card.

Sincerely,

RICHARD L. KINZEL
President and Chief Executive Officer

THE SPECIAL MEETING PROXY STATEMENT IS AVAILABLE AT WWW.CEDARFAIR.COM/IR/PROXY.

CEDAR FAIR, L.P.

PROXY

SPECIAL MEETING OF LIMITED PARTNERS, [—], 2011

This Proxy is Solicited on Behalf of the Board of Directors of Cedar Fair, L.P.’s

General Partner, Cedar Fair Management, Inc.

The undersigned unitholder of Cedar Fair, L.P., a Delaware limited partnership, hereby acknowledges receipt of the proxy statement dated [—], 2011, and hereby appoints Richard L. Kinzel and Peter J. Crage and each of them jointly and severally, Proxies and attorneys-in-fact, with full power of substitution, to vote as designated on the reverse side, and with discretionary authority on all other matters that may properly come before the meeting for a vote and that were unknown to the Company a reasonable time before the solicitation, as more fully described in the proxy statement received by the undersigned unitholder, all of the units of Cedar Fair, L.P. held of record by the undersigned on [—], 2011, at the special meeting of limited partners to be held on [—], 2011, or any adjournment or postponement thereof.

THE BOARD OF DIRECTORS OF THE GENERAL PARTNER MAKES NO RECOMMENDATION WITH RESPECT TO PROPOSAL 1 AND PROPOSAL 2 AND RECOMMENDS A VOTE “AGAINST” PROPOSAL 3. THE LIMITED PARTNERSHIP UNITS REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED ON THE REVERSE SIDE. IF NO DIRECTION IS GIVEN IN THE SPACE PROVIDED ON THE REVERSE SIDE, NO VOTES WILL BE CAST WITH RESPECT TO PROPOSAL 1 AND PROPOSAL 2, AND THIS PROXY WILL BE VOTED “AGAINST” PROPOSAL 3.

(Continued and to be signed on the reverse side)